As filed with the Securities and Exchange Commission on December 30, 1999

                                                      Registration No. 333-28571

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------
                                 POST EFFECTIVE
                                 Amendment No. 1
                                       to
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                       ----------------------------------

                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
               (Exact name of issuer as specified in its charter)

            Minnesota                                    41-1454591
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

             7400 Excelsior Boulevard, Minneapolis, Minnesota 55426 (Address of principal executive offices, including Zip Code)

                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                   AMENDED AND RESTATED 1997 STOCK OPTION PLAN
                            (Full title of the plan)

             Edward R. Cameron                             Copy to:
                 President                          Elizabeth H. Cobb, Esq.
Appliance Recycling Centers of America, Inc.        Mackall, Crounse & Moore
         7400 Excelsior Boulevard                       1400 AT&T Tower
       Minneapolis, Minnesota 55426                  901 Marquette Avenue
  (Name and address of agent for service)         Minneapolis, Minnesota 55402
                                                        (612) 305-1400

                                 (612) 930-9000
          (Telephone number, including area code, of agent for service)

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8. Exhibits.

Exhibit
Number                    Description
------                    -----------

* 5.1 Opinion of Mackall, Crounse & Moore as to the legality of Common Stock of the Company.

*24.1       Consent of McGladrey & Pullen, LLP.

*24.2 Consent of Mackall, Crounse & Moore [included in its opinion filed as Exhibit 5.1].

*25.1       Powers of Attorney [included as part of original signature page].

+28.1 Appliance Recycling Centers of America, Inc. Amended and Restated 1997 Stock Option Plan.

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* Previously filed
+ Filed herewith


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


                                   SIGNATURES

                Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota as of December 28, 1999.

                                       APPLIANCE RECYCLING CENTERS OF AMERICA,
                                       INC.


                                       By /s/ Edward R. Cameron
                                          -------------------------------------
                                           Edward R. Cameron
                                           Chairman of the Board, President and
                                           Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed, as of December 28, 1999, by the following persons in the capacities indicated.

Signature                           Title
---------                           -----

/s/ Edward R. Cameron               Chairman of the Board, President,
---------------------------         Chief Executive Officer and Director
Edward R. Cameron                   (Principal Executive Officer)


/s/ Linda Koenig                    Controller
---------------------------         (Principal Accounting Officer)
Linda Koenig


          *                         Director
---------------------------
George B. Bonniwell


          *                         Director
---------------------------
Duane S. Carlson


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


          *                         Director
---------------------------
Harry W. Spell


                                    Director
---------------------------
Marvin Goldstein


*By: /s/ Edward R. Cameron
     ----------------------
     Edward R. Cameron, Attorney-in-Fact


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